                                                                    EXHIBIT 24.0
                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Richard O. Ballentine and John Huey, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and revocation in each, for him/her and in his/her name, place and stead, to sign any or all reports (including reports on Form 10-K, Form 3, Form 4, Form 5, Schedule 13-D, Schedule 13-G, and Form 144), and any amendments thereto, required or permitted to be filed by him under the Securities and Exchange Act of 1934, or the Securities Act of 1933, with respect to beneficial ownership of, and transactions in, equity securities of BUTLER MANUFACTURING COMPANY, a Delaware corporation (the "Company"), and with respect to other matters relating to the Company, and to file the same, with all documents required or permitted to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

DATED:      JANUARY 16, 1995                            /S/ HAROLD G. BERNTHAL
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                                                          HAROLD G. BERNTHAL

DATED:      JANUARY 11, 1995                              /S/ ROBERT E. COOK
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                                                            ROBERT E. COOK

DATED:      JANUARY 14, 1995                             /S/ ALAN M. HALLENE
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                                                           ALAN M. HALLENE

DATED:      JANUARY 11, 1995                            /S/ C.L. WILLIAM HAW
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                                                           C.L. WILLIAM HAW

DATED:      JANUARY 16, 1995                           S/ GEORGE E. POWELL, JR.
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                                                        GEORGE E. POWELL, JR.

DATED:      JANUARY 11, 1995                            /S/ DONALD H. PRATT.
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                                                           DONALD H. PRATT

DATED:      JANUARY 11, 1995                         /S/ ROBERT J. REINTJES, SR.
                                         ----------------------------------------------------
                                                       ROBERT J. REINTJES, SR.

DATED:      JANUARY 13, 1995                              S/ JUDITH A.ROGALA
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                                                           JUDITH A. ROGALA

DATED:      JANUARY 10, 1995                              /S/ ROBERT H. WEST
                                         ----------------------------------------------------
                                                            ROBERT H. WEST





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